[English Translatioin]

Agreement No. 5409420000011/09
on the deferment of the social security obligations in installments concluded on 10 June 2009

by and between Social Security Agency II Branch in Poznań Inspectorate
represented by
Elżbieta Kawa – the Manager of the Social Security Agency
hereinafter to be referred to as the Creditor

and

Fashion Service Sp. z o.o.
with its office in Mirosław
11 Sienkiewicza Str.

represented by
Mirosław Kranik
holding of an identity card ANY 356467

Identification numbers:
NIP 7781450551	REGON 300712607
hereinafter to be referred to as the Debtor

of the following content:

§ 1
1.
Under art. 29 item 1 and 1a of the act dated 13 October 1998 on the social security system (unified text Official Journal of 2007, No. 11, item 74 as amended), the Parties conclude the agreement on the deferment in installments obligations due to contributions.

2.	The terms used in this agreement have the same meaning as in the act mentioned in point 1 above.

§ 2
1.	The Creditor defers in installments obligations due to contributions according to their state as of 10 June 2009, in the total amount of PLN 171,820.52, including the following obligations:

Due	Debts period (from-till)	Premium	Default Intrest	Aditional Fee	Summons Fee	Total

Social Insurance (51)	01/2009-03/2009	136557.95	948.00	xxx	xxx	137 505.95

Helf Insurence (52)	xxx	xxx	xxx	xxx	xxx	xxx

Labour Fund and Fund of guaranteed Work benefit (53)	01/2009-03/2009	34 081.57	233.00	xxx	xxx	34 314.57

Razem		170 639.52	1 181.00	xxx	xxx	171820.52

[English Translatioin]

2.
Interests for delay, indicated in point 1 above, were calculated as of the date of filing by Debtor of the application for the deferment of obligations in installments, and the amount of an additional payment results from a separate decision issued on the basis of art. 24 item 1 of the act dated 13 October 1998 on the social security system (unified text Official Journal of 2007, No. 11, item 74 as amended).

§ 3
The Debtor accepts the amount of obligations indicated in § 2 above.

§ 4

1.
The undertakes to pay each of the installments due to contributions in terms resulting from the payment schedule as set forth in point 3, in the amount determined separately for each title of obligations.

2.
Pursuant to art. 29 item 4 of the act indicated in § 1, the amount of obligations due to contributions subject to the deferment in installments was determined with the inclusion of the prolongation fee calculated on a basis and in an amount provided for in the act of 29 August 1997 – General Tax Act (Official Journal of 2005, No. 8, item 60 as amended).

The total amount of the calculated prolongation fees indicated in point 3 is PLN, 20,058.00, which is 50% of interests for delay in force as of the day of this agreement.
3.	The Parties agrees to the following schedule of payments:

a)	social security – 36 installments

			Including
	Payment	Instalment	Premium			Aditional		Prolongate
No	deadline	amount	Period	Due	Intrests	Fee	Summons fee	fee
1.	10.07.2009	1059.82	01/2009	1028.82	18.00	-	-	13.00
2.	10.08.2009	1063.82	01/2009	1028.82	18.00	-	-	17.00
3.	10.09.2009	1068.82	01/2009	1028.82	18.00	-	-	22.00
4.	09.10.2009	1072.82	01/2009	1028.82	18.00	-	-	26.00
5.	10.11.2009	1077.82	01/2009	1028.82	18.00	-	-	31.00
6.	10.12.2009	1081.82	01/2009	1028.82	18.00	-	-	35.00
7.	08.01.2010	1086.82	01/2009	1028.82	18.00	-	-	40.00
8.	10.02.2010	1090.82	01/2009	1028.82	18.00	-	-	44.00
9.	10.03.2010	1095.82	01/2009	1028.82	18.00	-	-	49.00
10.	09.04.2010	1099.82	01/2009	1028.82	18.00	-	-	53.00
11.	10.05.2010	1104.82	01/2009	1028.82	18.00	-	-	58.00
12.	10.06.2010	1108.82	01/2009	1028.82	18.00	-	-	62.00
13.	09.07.2010	1112.82	01/2009	1028.82	18.00	-	-	66.00
14.	10.08.2010	1117.82	01/2009	1028.82	18.00	-	-	71.00
15.	10.09.2010	1122.82	01/2009	1028.82	18.00	-	-	76.00
16.	08.10.2010	1126.82	01/2009	1028.82	18.00	-	-	80.00
17.	10.11.2010	1131.82	01/2009	1028.82	18.00	-	-	85.00
18.	10.12.2010	1135.82	01/2009	1028.82	18.00	-	-	89.00
19.	10.01.2011	3319.82	01/2009	2993.82	53.00	-	-	273.00
20.	10.02.2011	3332.82	01/2009	2993.82	53.00	-	-	286.00
21.	10.03.2011	3344.82	01/2009	2993.82	53.00	-	-	298.00
22.	08.04.2011	3357.82	01/2009	2993.82	53.00	-	-	311.00
23.	10.05.2011	3371.82	01/2009	2993.82	53.00	-	-	325.00
24.	10.06.2011	6723.82	01/2009- 02/2009	187.11 5804.71	55.00	-	-	677.00
25.	08.07.2011	6747.82	02/2009	5992.82	54.00	-	-	701.00
26.	10.08.2011	6775.82	02/2009	5992.82	54.00	-	-	729.00
27.	09.09.2011	6801.82	02/2009	5992.82	54.00	-	-	755.00

[English Translatioin]

28.	10.10.2011	6828.82	02/2009	5992.82	54.00	-	-	782.00
29.	10.11.2011	6855.82	02/2009	5992.82	54.00	-	-	809.00
30.	09.12.2011	6885.82	02/2009- 03/2009	1384.39 4648.43	14.00	-	-	839.00
31.	10.01.2012	13776.82	03/2009	12042.82	4.00	-	-	1730.00
32.	10.02.2012	13830.82	03/2009	12043.82	3.00	-	-	1784.00
33.	09.03.2012	13879.82	03/2009	12042.82	4.00	-	-	1833.00
34.	10.04.2012	13934.82	03/2009	12043.82	3.00	-	-	1888.00
35.	10.05.2012	13986.82	03/2009	12042.82	4.00	-	-	1940.00
36.	08.06.2012	1010.25	03/2009	865.25	2.00	-	-	143.00
Total		154525.95		136557.95	948.00	0.00	0.00	17020.00

The installments shall be paid to the bank account 83101010230000261395100000 with marking of each payment with symbol U on a payment form in space 09 – “The type of payment”.

b) Work Fund and Guaranteed Employees Benefits Fund – 36 installments

			Including
	Payment	Instalment	Premium			Aditional
No	deadline	amount	Period	Due	Intrests	Fee	Prolongate fee
1.	10.07.2009	964.18	01/2009	937.18	16.00	-	11.00
2.	10.08.2009	969.18	01/2009	936.18	17.00	-	16.00
3.	10.09.2009	973.18	01/2009	937.18	16.00	-	20.00
4.	09.10.2009	977.18	01/2009	936.18	17.00	-	24.00
5.	10.11.2009	981.18	01/2009	937.18	16.00	-	28.00
6.	10.12.2009	985.18	01/2009	936.18	17.00	-	32.00
7.	08.01.2010	989.18	01/2009	937.18	16.00	-	36.00
8.	10.02.2010	993.18	01/2009	936.18	17.00	-	40.00
9.	10.03.2010	997.18	01/2009	937.18	16.00	-	44.00
10.	09.04.2010	1002.18	01/2009- 02/2009	55.44 888.74	9.00	-	49.00
11.	10.05.2010	1006.18	02/2009	944.18	9.00	-	53.00
12.	10.06.2010	1010.18	02/2009	944.18	9.00	-	57.00
13.	09.07.2010	1014.18	02/2009	945.18	8.00	-	61.00
14.	10.08.2010	1018.18	02/2009	944.18	9.00	-	65.00
15.	10.09.2010	1023.18	02/2009	945.18	8.00	-	70.00
16.	08.10.2010	1026.18	02/2009	944.18	9.00	-	73.00
17.	10.11.2010	1031.18	02/2009	945.18	8.00	-	78.00
18.	10.12.2010	1035.18	02/2009	944.18	9.00	-	82.00
19.	10.01.2011	1039.18	02/2009- 03/2009	798.17 148.01	7.00	-	86.00
20.	10.02.2011	1044.18	03/2009	953.18	0.00	-	91.00
21.	10.03.2011	1048.18	03/2009	953.18	0.00	-	95.00
22.	08.04.2011	1052.18	03/2009	953.18	0.00	-	99.00
23.	10.05.2011	1056.18	03/2009	953.18	0.00	-	103.00
24.	10.06.2011	1061.18	03/2009	953.18	0.00	-	108.00
25.	08.07.2011	1064.18	03/2009	953.18	0.00	-	111.00
26.	10.08.2011	1069.18	03/2009	953.18	0.00	-	116.00
27.	09.09.2011	1073.18	03/2009	953.18	0.00	-	120.00
28.	10.10.2011	1077.18	03/2009	953.18	0.00	-	124.00
29.	10.11.2011	1082.18	03/2009	953.18	0.00	-	129.00
30.	09.12.2011	1086.18	03/2009	953.18	0.00	-	133.00
31.	10.01.2012	1090.18	03/2009	953.18	0.00	-	137.00
32.	10.02.2012	1094.18	03/2009	953.18	0.00	-	141.00
33.	09.03.2012	1098.18	03/2009	953.18	0.00	-	145.00
34.	10.04.2012	1102.18	03/2009	953.18	0.00	-	149.00
35.	10.05.2012	1107.18	03/2009	953.18	0.00	-	154.00
36.	08.06.2012	1111.27	03/2009	953.27	0.00	-	158.00
Total		37352.57		34081.57	233.00	0.00	3038.00

[English Translatioin]

The installments shall be paid to the bank account 73101010230000261395300000 with marking of each payment with symbol U on a payment form in space 09 – “The type of payment”.

4.
The payment of the deferred obligations due to contributions shall be made through banking payment document on the following bank account (as above) with the inclusion of information about the number of this agreement which the Debtor places in space No 12 of the banking payment document.

5.	The following day shall be deemed a day of payment of the deferred obligations due to contributions by the Debtor:
-	in the event of cash payment – the date of making payment on the account of the Creditor;
-	in the event of non-cash payment – date of crediting of the bank account of the Debtor.
6.
The payment of the deferred obligations due to contributions made after the lapse of the term set forth in the payment schedule or the payment made timely but in the amount lawyer than the due amount will be settled towards contributions and interests for delayed payments calculated in accordance with the act indicated in § 4 point 2.

§ 5
Due to the conclusion of this agreement the Creditor undertakes:
1)	to suspend already commenced and not completed execution proceedings regarding the obligations due to contributions embraced by this agreement,
2)	not to commence nor recommence execution proceedings through the term of this agreement with respect to the obligations due to contributions embraced by this agreement,
3)
to undertake actions aiming to the discontinuance of execution proceedings regarding the obligations embraced by this agreement after their payment in total in accordance with the schedule of payments and after the payment of the due execution costs.

§ 6
The conclusion of this agreements results in the suspension of the statute of limitations on obligations due to contributions embraced by this agreement. The suspension of the statute of limitations commences as of the date of this agreement through the payment of the last installment indicated in the schedule of payments.

§ 7
1.	This agreement shall be terminated if at least one of the following occurs:
1)	failure to pay two consecutive installments,
2)	payment of installments in parts, if the amount of delayed payment exceeds the value of two consecutive installments,
3)
the Debtor’s delay, exceeding 14 days, with the fulfillment of the statutory obligation to pay – in the amounts and terms resulting from legal provisions - current contributions towards social security, health care, and the Work Fund and Guaranteed Employees Benefits Fund,

4)	failure to pay the current contributions towards social security, health care, and the Work Fund and Guaranteed Employees Benefits Fund, and the delay exceeded 14 days.
2.	The day directly following the day of the occurrence of an event indicated in point 1 above shall be deemed as the date of termination of this agreement.
3.
Upon the termination of this agreement, the obligations due to contributions become due and payable together with interest for delayed payments calculated pursuant to the rules set forth in the act indicated in § 4 item 2 above and shall be executed in accordance with the provisions regarding execution proceedings in administration or court execution.

[English Translatioin]

§ 8
Any amendment to this agreement shall be made in writing to be valid.

§ 9
This agreement has been executed in two counterparts, one counterpart for each party.

§ 10
This agreement enters in force as of its signing.

Debtor	Creditor

[signatures illegible]	[signatures illegible]